UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-05128

THE SWISS HELVETIA FUND, INC.

(Exact name of registrant as specified in charter)

1270 Avenue of the Americas, Suite 400

New York, NY 10020

(Address of principle executive offices)

Rudolf Millisits, Chief Executive Officer

Hottinger Capital Corp.

1270 Avenue of the Americas, Suite 400

New York, NY 10020

(Name and address of agent for service)

1-888-SWISS-00

(Registrant’s telephone number, including area code)

Date of fiscal year end: December 31

Date of reporting period: March 31, 2014

Item 1.	Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited)	March 31, 2014

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — 94.12%

Banks — 4.85%

264,600	Credit Suisse Group AG Registered Shares	$8,563,892	1.98%
	A global diversified financial services company with significant activity in private banking, investment banking and asset management. (Cost $6,066,474)

600,500	UBS AG Registered Shares	12,413,121	2.87%
	A global diversified financial service company with significant activity in private banking, investment banking, and asset management. (Cost $7,748,581)

		20,977,013	4.85%

Biotechnology — 15.45%

247,000	Actelion, Ltd.[1] Registered Shares	23,403,973	5.40%
	Focuses on the discovery, development and commercialization of treatments to serve critical, unmet medical needs. (Cost $13,748,460)

63,800	Basilea Pharmaceutica AG Registered Shares	7,287,508	1.68%
	Conducts research into the development of drugs for the treatment of infectious diseases and dermatological problems. (Cost $4,406,681)

No. of Shares	Security	Fair Value	Percent of Net Assets

Biotechnology — (continued)

2,938,450	Evolva Holding SA2 Registered Shares	$4,557,284	1.05%
	Discovers and provides innovative, sustainable ingredients for health, nutrition and wellness. (Cost $2,344,607)

14,418	Galenica AG Registered Shares	13,963,434	3.23%
	Manufactures and distributes pharmaceutical products for the treatment of iron deficiency worldwide. Operates drug stores and drug distribution in Switzerland. (Cost $14,336,835)

150,500	Lonza Group AG1 Registered Shares	15,359,228	3.55%
	Produces organic fine chemicals, biocides, active ingredients, and biotechnology products. Operates production sites in Europe, the United States, and China. (Cost $12,282,862)

3,029	NovImmune SA2,3 Common Shares	2,324,857	0.54%
	Discovers and develops therapeutic monoclonal antibodies (mAbs) to treat patients suffering from immune-related disorders. (Cost $1,551,109)

		66,896,284	15.45%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	March 31, 2014

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Chemicals — 2.48%

28,405	Syngenta AG Registered Shares	$10,749,750	2.48%
	Produces herbicides, insecticides and fungicides, and seeds for field crops, vegetables, and flowers. (Cost $9,441,976)

		10,749,750	2.48%

Construction & Materials — 0.92%

1,435	Belimo Holding AG Registered Shares	3,978,395	0.92%
	World market leader in damper and volume control actuators for ventilation and air-conditioning equipment. (Cost $2,075,165)

		3,978,395	0.92%

Financial Services — 0.07%

1,477	Leonteq AG Registered Shares	306,653	0.07%
	A technology and service platform with a leading position in structured investment products in Switzerland. (Cost $296,130)

		306,653	0.07%

Food & Beverages — 13.60%

344	Lindt & Sprungli AG1 Registered Shares	20,269,655	4.68%
	Major manufacturer of premium Swiss chocolates. (Cost $10,344,918)

No. of Shares	Security	Fair Value	Percent of Net Assets

Food & Beverages — (continued)

512,200	Nestle SA1 Registered Shares	$38,588,227	8.92%
	Largest food and beverage processing company in the world. (Cost $3,260,456)

		58,857,882	13.60%

Industrial Goods & Services — 17.41%

598,000	ABB, Ltd.[1] Registered Shares	15,434,879	3.57%
	One of the largest electrical engineering firms in the world. Active in industrial automation and in power transmission and distribution. (Cost $13,234,881)

14,760	Bucher Industries AG Registered Shares	5,012,736	1.16%
	Manufactures food processing machinery, vehicles, and hydraulic components. Produces fruit and vegetable juice processing machinery, farming machinery and outdoor equipment. (Cost $3,630,879)

34,974	Burckhardt Compression Holding AG1 Registered Shares	18,212,531	4.20%
	Produces compressors for oil refining and the chemical and petrochemical industries, industrial gases, and gas transport and storage. (Cost $11,406,912)

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	March 31, 2014

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Industrial Goods & Services — (continued)

67,000	DKSH Holding, Ltd. Registered Shares	$5,332,088	1.23%
	An international marketing and services group. The company offers a comprehensive package of services that includes organizing and running the entire value chain for any product. (Cost $5,293,098)

657,500	Meyer Burger Technology AG2 Registered Shares	10,681,072	2.47%
	Supplies systems and produces equipment to the photovoltaic, semiconductor and optoelectronic industries. Produces equipment to build integrated solar systems. (Cost $7,054,666)

820,000	OC Oerlikon Corp. AG Registered Shares	13,831,437	3.19%

Produces industrial equipment to manufacture solar energy modules, place coatings, extract processing gases, manufacture textiles, and transmit power using mechatronic driveline components.

(Cost $12,670,237)

33,000	Panalpina Welttransport Holding AG Registered Shares	5,073,187	1.17%
	One of the largest transporters of freight by air and ship, and offers warehousing and distribution services. (Cost $3,385,232)

No. of Shares	Security	Fair Value	Percent of Net Assets

Industrial Goods & Services — (continued)

13,225	Sulzer AG Registered Shares	$1,819,027	0.42%
	Manufactures and sells surface coatings, pumps and process engineering. (Cost $1,769,053)

		75,396,957	17.41%

Insurance — 5.56%

126,200	Schweizerische National- Versicherungs-Gesellschaft AG2 Registered Shares	8,629,060	1.99%
	Offers insurance products in Europe, including reinsurance, health, transport, legal, technical, accident, travel, automobile, fire and theft insurance. (Cost $8,646,941)

62,903	Swiss Life Holding AG1 Registered Shares	15,452,483	3.57%
	Provides life insurance and institutional investment management. (Cost $8,030,507)

		24,081,543	5.56%

Medical Technology — 3.75%

168,000	Kuros Biosurgery AG2,3 Common Shares	760,740	0.18%
	Develops biomaterials and bioactive biomaterial combination products for trauma, wound and spine indications. (Cost $2,516,639)

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	March 31, 2014

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Medical Technology — (continued)

572,000	Nobel Biocare Holding AG Registered Shares	$8,223,695	1.89%
	Develops and produces dental implants and prosthetics. (Cost $5,583,528)

3,731	Spineart SA2,3 Common Shares	2,013,181	0.47%

Designs and markets an innovative full range of spine products, including fusion and motion preservation devices, focusing on easy to implant high-end products to simplify the surgical act.

(Cost $2,623,329)

43,700	Tecan Group AG Registered Shares	5,243,901	1.21%
	Manufactures and distributes laboratory automation components and systems. The products are mainly used by research and diagnostic laboratories. (Cost $4,028,079)

		16,241,517	3.75%

Personal & Household Goods — 4.42%

91,850	Compagnie Financiere Richemont SA2 Bearer Shares	8,775,842	2.03%
	Manufactures and retails luxury goods. Produces jewelry, watches, leather goods, writing instruments, and men’s and women’s wear. (Cost $5,298,677)

No. of Shares	Security	Fair Value	Percent of Net Assets

Personal & Household Goods — (continued)

89,100	Swatch Group AG Registered Shares	$10,338,767	2.39%
	Manufactures finished watches, movements and components. Produces components necessary to its eighteen watch brand companies. Also operates retail boutiques. (Cost $8,559,519)

		19,114,609	4.42%

Pharmaceuticals — 25.61%[5]

606,750	Novartis AG1 Registered Shares	51,515,537	11.90%
	One of the leading manufacturers of branded and generic pharmaceutical products. (Cost $15,606,446)

197,950	Roche Holding AG1 Non-voting equity securities	59,383,879	13.71%

Develops and manufactures pharmaceutical and diagnostic products. Produces prescription drugs to treat cardiovascular, infectious, autoimmune, and for other areas including dermatology and oncology.

(Cost $16,537,657)

		110,899,416	25.61%

	Total Common Stocks (Cost $223,780,534)	407,500,019	94.12%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	March 31, 2014

No. of Shares	Security	Fair Value	Percent of Net Assets
Preferred Stocks — 1.44%

Biotechnology — 0.86%

8,400	Ixodes AG, Series B2,3,4 Preferred Shares	$1,300,676	0.30%
	Develops and produces a topical product for the treatment of borreliosis infection and the prevention of lyme disease after a tick bite. (Cost $2,252,142)

3,162	NovImmune SA, Series B2,3 Preferred Shares	2,426,938	0.56%
	Discovers and develops therapeutic monoclonal antibodies (mAbs) to treat patients suffering from immune-related disorders. (Cost $2,062,307)

		3,727,614	0.86%

Industrial Goods & Services — 0.25%

171,904	SelFrag AG, Class A2,3,4 Preferred Shares	1,065,972	0.25%
	Designs, manufactures and sells industrial machines and processes using selective fragmentation technology. (Cost $1,932,198)

		1,065,972	0.25%

No. of Shares	Security	Fair Value	Percent of Net Assets

Medical Technology — 0.33%

83,611	EyeSense AG, Series C2,3,4 Preferred Shares	$1,421,581	0.33%
	A spin-out from Ciba Vision AG. Develops novel ophthalmic self-diagnostic systems for glucose monitoring of diabetes patients. (Cost $3,007,048)

		1,421,581	0.33%

	Total Preferred Stocks (Cost $9,253,695)	6,215,167	1.44%

Private Equity Limited Partnerships — 4.24%

Biotechnology Venture — 0.72%

	Aravis Biotech II — Limited Partnership[2,3,4] (Cost $2,750,654)	3,105,740	0.72%

Industrial Buy-Out — 3.52%

	Zurmont Madison Private Equity, Limited Partnership[1,2,3,4] (Cost $13,513,387)	15,239,093	3.52%

	Total Private Equity Limited Partnerships (Cost $16,264,041)	18,344,833	4.24%

	Total Investments* (Cost $249,298,270)	432,060,019	99.80%

	Other Assets Less Other Liabilities, net	865,152	0.20%

	Net Assets	$432,925,171	100.00%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	March 31, 2014

[1]	One of the ten largest portfolio holdings.
[2]	Non-income producing security.
[3]

Illiquid. There is not a public market for these securities. Securities priced at Fair Value in accordance with the Fund’s valuation policy and procedures. Restricted Securities are not registered under the Securities Act of 1933, as amended. At the end of the period, the aggregate Fair Value of these securities amounted to $29,658,778 or 6.85% of the Fund’s net assets. Additional information on these securities is as follows:

Security	Acquisition Date	Acquisition Cost
Aravis Biotech II, LP	July 31, 2007 – November 25, 2013	$2,750,654
EyeSense AG – Preferred Shares C	July 22, 2010 – October 3, 2011	$3,007,048
Ixodes AG – Preferred Shares B	April 7, 2011 – June 1, 2012	$2,252,142
Kuros Biosurgery AG – Common Shares	August 10, 2009 – August 28, 2009	$2,516,639
Novimmune SA – Common Shares	October 7, 2009 – December 11, 2009	$1,551,109
Novimmune SA – Preferred Shares B	October 7, 2009 – December 11, 2009	$2,062,307
Selfrag AG – Class A	December 15, 2011 – January 28, 2014	$1,932,198
Spineart SA – Common Shares	December 22, 2010	$2,623,329
Zurmont Madison Private Equity, LP	September 13, 2007 – January 3, 2014	$13,513,387

		$32,208,813

[4]

Affiliated Company. An affiliated company is a company in which the Fund has ownership of at least 5% of the company’s outstanding voting securities. Details related to affiliated company holdings are as follows:

Name of Issuer	Value as of 12/31/13	Gross Additions	Gross Reductions	Income	Value as of 3/31/14
Aravis Biotech II, LP	$3,084,787	$—	$—	$—	$3,105,740
EyeSense AG – Preferred Shares C	1,411,990	—	—	—	1,421,581
Ixodes AG – Preferred Shares B	1,291,901	—	—	—	1,300,676
Selfrag AG – Class A – Preferred Shares C	935,650	94,134	—	—	1,065,972
Zurmont Madison Private Equity, LP	15,067,184	155,537	—	—	15,239,093
[5]

The Fund has a fundamental investment policy that prohibits it from investing 25% or more of its total assets in a particular industry. As of March 31, 2014, the Fund had more than 25% of its total assets invested in the pharmaceuticals industry as a result of the appreciation of the value of its existing investments. The Fund will not invest in any additional companies in the industry until such time that the percentage of the Fund’s total assets invested in that industry is below 25%.

*	Cost for Federal income tax purposes is $247,996,584 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$190,320,884
Gross Unrealized Depreciation	(6,257,449)

Net Unrealized Appreciation (Depreciation)	$184,063,435

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (concluded)	March 31, 2014

PORTFOLIO HOLDINGS
% of Net Assets as of 03/31/2014
Common Stocks
Pharmaceuticals	25.61%
Industrial Goods & Services	17.41%
Biotechnology	15.45%
Food & Beverages	13.60%
Insurance	5.56%
Banks	4.85%
Personal & Household Goods	4.42%
Medical Technology	3.75%
Chemicals	2.48%
Construction & Materials	0.92%
Financial Services	0.07%
Preferred Stocks
Biotechnology	0.86%
Medical Technology	0.33%
Industrial Goods & Services	0.25%
Private Equity Limited Partnerships	4.24%
Other Assets and Liabilities	0.20%

100.00%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited)

Note 1—Organization and Significant Accounting Policies

A. Organization

The Swiss Helvetia Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company. The Fund is organized as a corporation under the laws of the State of Delaware.

The investment objective of the Fund is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies. The Fund may also acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

B. Securities Valuation

The Fund values its investments at fair value in accordance with accounting principles generally accepted in the United States (“GAAP”).

When valuing listed equity securities, the Fund uses the last sale price on the securities exchange or national securities market on which such securities primarily are traded (the “Primary Market”) prior to the calculation of the Fund’s net asset value (“NAV”). When valuing equity securities that are not listed (except privately-held companies and private equity limited partnerships) or that are listed but have not traded on a day on which the Fund calculates its NAV, the Fund uses the mean between the bid and asked prices for that day. If there are no asked quotations for such a security, the value of such security will be the most recent bid quotation on the Primary Market on that day. On any day when a security’s Primary Market is closed because of a local holiday or other scheduled closure, but the New York Stock Exchange is open, the Fund may use the prior day’s closing prices to value such security regardless of the length of the scheduled closing.

When valuing fixed-income securities, the Fund uses the last bid price prior to the calculation of the Fund’s NAV. If there is no current bid price for a fixed-income security, the value of such security will be the mean between the last quoted bid and asked prices on that day. Overnight and certain other short-term fixed-income securities with maturities of less than sixty days will be valued by the amortized cost method, unless it is determined that the amortized cost method would not represent the fair value of such security.

It is the responsibility of the Fund’s Board of Directors (the “Board”) to establish procedures to provide for the valuation of the Fund’s portfolio holdings. When valuing securities for which market quotations are not readily available, or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith in accordance with these procedures (a “Fair Value”). The Fund may use these procedures to establish the Fair Value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value.

Swiss exchange-listed options, including Eurex-listed options, are valued at their most recent sale price (latest bid for long options and the latest ask for short options) on the Primary Market, or if there are no such sales, at the average of the most recent bid and asked quotations on such Primary Market, or if such quotations are not available, at the last bid quotation (in the case of purchased options) or the last asked quotation (in the case of written options). If, however, there are no such quotations, such options will be valued using the implied volatilities observed for similar options or from aggregated data as an input to a model. Options traded in the over-the-counter market are valued at the price communicated by the counterparty to the option, which typically is the price at which the counterparty would close out the transaction. Option contracts that are neither exchange-listed nor traded in the over-the-counter market are valued using implied volatilities as input into widely accepted models (e.g., Black-Scholes). The implied volatilities are obtained through several means and are cross-checked. For valuations where divergent information is received, the Fund uses the most conservative volatility (the lowest volatility in the case of long positions and the highest volatility in the case of short positions).

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (continued)

The Fund is permitted to invest in investments that do not have readily available market quotations. For such investments, the Act requires the Board to determine their Fair Value. The aggregate value of these investments amounted to $29,658,778, or 6.85% of the Fund’s net assets at March 31, 2014, and are listed in Note 3 to the Schedule of Investments.

Various inputs are used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical assets and liabilities

Level 2—other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the Fund’s investments categorized in the fair value hierarchy as of March 31, 2014:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Investments in Securities
Common Stock*	$402,401,241	$—	$5,098,778	$407,500,019
Preferred Stock*	—	—	6,215,167	6,215,167
Private Equity Limited Partnerships	—	—	18,344,833	18,344,833

Total Investments in Securities	$402,401,241	$—	$29,658,778	$432,060,019

*	Please see the Schedule of Investments for industry classifications.

Level 3 securities, which are listed in Note 3 to the Schedule of Investments, consist of the Fund’s investments in privately-held companies and private equity limited partnerships that invest in privately-held companies.

Inputs and valuation techniques used by the Fund to value its Level 3 investments in privately-held companies may include the following: acquisition cost; fundamental analytical data; discounted cash flow analysis; nature and duration of restrictions on disposition of the investment; public trading of similar securities of similar issuers; economic outlook and condition of the industry in which the issuer participates; financial condition of the issuer; and the issuer’s prospects, including any recent or potential management or capital structure changes. At March 31, 2014, the common shares and preferred shares, series B of Novimmune SA, a privately-held company, were valued based on a market approach using the most recent observable round of financing. Although these valuation inputs may be observable in the marketplace as is characteristic of Level 2 investments, the privately-held companies, categorized as Level 3 investments, generally are highly illiquid in terms of resale.

The Fund values its Level 3 investments in the two private equity limited partnerships in accordance with Accounting Standards Codification 820-10-35, “Investments in Certain Entities that Calculate Net Asset Value Per Share (Or its Equivalent)” (“ASC 820-10-35”). ASC 820-10-35 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value based on the NAV of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV. If the NAV of the investment is not as of the Fund’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. Inputs and valuation techniques for these adjustments may include fair valuations of the partnerships and their portfolio holdings provided by the partnerships’ general partners or managers, other available information about the partnerships’ portfolio holdings, values obtained

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (continued)

on redemption from other limited partners, discussions with the partnerships’ general partners or managers and/or other limited partners and comparisons of previously-obtained estimates to the partnerships’ audited financial statements. In using the unadjusted NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered. Attributes of those investments include the investment strategies of the privately-held companies and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments.

When valuing Level 3 investments, management also may consider potential events that could have a material impact on the operations of a privately-held company or private equity limited partnership. Not all of these factors may be considered or available, and other relevant factors may be considered on an investment-by-investment basis. The table below summarizes the techniques and unobservable inputs for the valuation of Level 3 investments.

Quantitative Information about certain Level 3 Fair Value Measurements
	Fair Value at 3/31/2014	Valuation Technique	Unobservable inputs	Range[1]
Privately-held companies
Medical Technology[2]	$4,195,502	Discounted cash flow	Weighted average cost of capital	12.4%-15%
			Expected compound annual growth rate of revenue (10 years)	27%-47%
Privately-held companies
Biotechnology[3]	$4,751,795	Market approach	Recent round of financing	N/A
Privately-held companies
Biotechnology[4]	$1,300,676	Discounted cash flow	Weighted average cost of capital	16%
			Success rate on research and development	40%
Privately-held companies
Industrial goods & services[5]	$1,065,972	Discounted cash flow	Weighted average cost of capital	12%-25%
			Success rate on research and development	10%-70%*
			Expected compound annual growth rate of revenue (10 years)	28%
Private Equity Limited Partnerships
Biotechnology venture	$3,105,740	NAV as a practical expedient	N/A	N/A
Private Equity Limited Partnerships
Industrial buy-out	$15,239,093	NAV as a practical expedient	N/A	N/A

1	Significant changes in any of these ranges would result in a significantly higher or lower fair value measurement. Generally, a change in the success rate on research and development or the expected long-term 10-year revenue growth rate is accompanied by a directionally similar change in fair value. Conversely, a change in the weighted average cost of capital is accompanied by a directionally opposite change in fair value.
2	Eyesense AG—Preferred Shares, Kuros Biosurgery AG—Common Shares, Spineart SA—Common Shares were valued based on this technique.
3	Novimmune SA Common Shares and Preferred Shares, Series B were valued based on this technique.
4	Ixodes Preferred shares were valued based on this technique
5	SelFrag AG—Preferred Shares were valued based on this technique.
*	The range of inputs corresponds to different stages of the company's development. The weighted average success rate is 35%.

The Fund’s policy is to disclose transfers between Levels based on their market prices at the reporting period end. There were no transfers between Levels for the three-month period ending March 31, 2014.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (continued)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Common Stock	Preferred Stock	Private Equity Limited partnerships	Total
Balance as of December 31, 2013	$5,064,380	$6,050,106	$18,151,971	$29,266,457
Change in Unrealized Appreciation/Depreciation*	34,398	70,927	37,325	142,650
Net Realized Gain (Loss)	—	—	—	—
Gross Purchases	—	94,134	155,537	249,671
Gross Sales	—	—	—	—

Balance as of March 31, 2014	$5,098,778	$6,215,167	$18,344,833	$29,658,778

*	The noted amounts of change in unrealized appreciation/depreciation relate to the fair value of Level 3 assets held on March 31, 2014.

C. Foreign Currency Translation

The Fund maintains its accounting records in U.S. dollars. The Fund’s assets are invested primarily in Swiss equities. In addition, the Fund can make its temporary investments in Swiss franc-denominated bank deposits, short-term debt securities and money market instruments. Substantially all income received by the Fund is in Swiss francs. The Fund’s NAV, however, is reported, and distributions from the Fund are made, in U.S. dollars, resulting in gain or loss from currency conversions in the ordinary course of business. Historically, the Fund has not entered into transactions designed to reduce currency risk and does not intend to do so in the future. The cost basis of foreign denominated assets and liabilities is determined on the date that they are first recorded within the Fund and translated to U.S. dollars. These assets and liabilities are subsequently valued each day at prevailing exchange rates. The difference between the original cost and current value denominated in U.S. dollars is recorded as unrealized foreign currency gain/loss. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

Net realized and unrealized gains and losses on foreign currency shown in the Fund’s financial statements result from the sale of foreign currencies, from currency gains or losses realized between the trade and settlement dates of securities transactions, and from the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

When calculating realized and unrealized gains or losses on equity investments, the Fund does not separate the gain or loss attributable to changes in the foreign currency price of the security from the gain or loss attributable to the change in the U.S. dollar value of the foreign currency. Other foreign currency translations resulting in realized and unrealized gain or loss are disclosed separately.

D. Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

E. Concentration of Market Risk

The Fund primarily invests in securities of Swiss issuers. Such investments may carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, unfavorable movements in the U.S. dollar relative to the Swiss franc, and the possible imposition of exchange controls and changes in governmental law and restrictions. In addition, concentrations of investments in securities of issuers located in a specific region expose the Fund to the economic and government policies of that region and may increase risk compared to a fund whose investments are more diversified.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (concluded)

Note 2—Capital Commitments

As of March 31, 2014, the Fund maintains illiquid investments in two private equity limited partnerships. These investments appear in the Fund’s Schedule of Investments. The Fund’s capital commitments for these partnerships are shown in the table below:

Investments	Original Capital Commitment*	Unfunded Commitment*	Fair Value as of March 31, 2014
Private Equity Limited Partnerships—International (a)
Aravis Biotech II, LP	$3,678,968	$442,948	$3,105,740
Zurmont Madison Private Equity, LP	15,847,861	555,103	15,239,093

*	The original capital commitment represents 3,250,000 and 14,000,000 Swiss francs for Aravis Biotech II, LP and Zurmont Madison Private Equity LP, respectively. The unfunded commitment represents 391,300 and 490,378 Swiss francs, respectively. The Swiss franc (CHF)/U.S. dollar exchange rate as of March 31, 2014 was used for conversion and equals 0.8834.

(a)	This category consists of two private equity limited partnerships that invest primarily in ventures, biotechnology and in management buyout of industrial and consumer goods companies. There is no redemption right for the interests in these two limited partnerships. Instead, the nature of the investments in this category is that distributions are received through the realization of the underlying assets of the limited partnership. If these investments were held, it is estimated that the underlying assets of each limited partnership would be realized over 3 to 4 years.

Item 2.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s most recent fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Certifications pursuant to Rule 30a-2(a) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):                           The Swiss Helvetia Fund, Inc.

By (Signature and Title)*:   /s/ Rudolf Millisits

                                              Rudolf Millisits, Chief Executive Officer

Date: May 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*:   /s/ Rudolf Millisits

                                              Rudolf Millisits, Chief Executive Officer

Date: May 28, 2014

By (Signature and Title)*:   /s/ Philippe R. Comby

                                              Philippe R. Comby, Chief Financial Officer

Date: May 28, 2014